UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2019 (May 10, 2019)

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

NOTE OF EXPLANATION

Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”), is filing this Amendment No. 1 (this “Amendment”) to its Current Report on Form 8-K filed earlier today (the “Original Form 8-K”), to furnish the revised press release attached to this Amendment as Exhibit 99.1 (the “Revised Release”). The Revised Release corrects typographical errors in the press release issued earlier today that incorrectly stated the high end of Adjusted EBITDA guidance for 2019, and the transposition of line items in the corresponding reconciliation table. The actual low and high end Adjusted EBITDA guidance for 2019 remains as shown on the reconciliation table of the press release issued earlier today and furnished as Exhibit 99.1 to the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Amendment is incorporated by reference in this Item 2.02.

Item 7.01. Regulation FD Disclosure.

On May 10, 2019, the Company issued the Revised Release announcing its financial results for the quarter ended March 31, 2019 and the Company reaffirmed guidance for the year ending December 31, 2019, in each case as set forth in the Revised Release. A copy of the Company’s Revised Release is furnished as Exhibit 99.1 to this Amendment and incorporated by reference in this Item 7.01. The information contained in this Amendment, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated as of May 10, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2019

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer